Inventories	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Inventories

14.	Inventories

	At December 31,
	2023	2022
	(€ million)
Finished goods and goods for resale	€12,064	€8,304
Work-in-progress, raw materials and manufacturing supplies	9,136	8,781
Amount due from customers for contract work	214	275
Total Inventories	€21,414	€17,360
The increase in total inventories in 2023 compared to 2022 is mostly driven by new vehicles reflecting a stabilization following a 2020-2022 period characterized by significant supply constraints and additional raw materials inventories to secure production.
The amount of inventory write-downs recognized primarily within Cost of revenues during the years ended
December 31, 2023, 2022 and 2021 was €505 million, €397 million and €479 million, respectively. These mainly relate to finished goods.
The Construction contracts, net asset/(liability) related to the design and production of industrial automation systems and related products and is summarized as follows:

	At December 31,
	2023	2022
	(€ million)
Aggregate amount of costs incurred and recognized profits (less recognized losses) to date	€766	€826
Less: Progress billings	659	662
Construction contracts, net asset/(liability)	€107	€164
Construction contract assets	214	275
Less: Construction contract liabilities (Note 23)	107	111
Construction contracts, net asset/(liability)	€107	€164
Changes in the Company's construction contracts, net asset/(liability) for the year ended December 31, 2023, were as follows:

	At January 1, 2023	Advances received from customers	Amounts recognized within revenue	At December 31, 2023
	(€ million)
Construction contracts, net asset/(liability)	€164	€(766)	€709	€107
At December 31, 2023, the entire amount of Construction contracts, net asset/(liability) was expected to be recognized as revenue in the following 12 months.